UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 26, 2021

First Horizon Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185		62-0803242
(State or Other Jurisdiction	(Commission File Number)		(IRS Employer
of Incorporation)			Identification No.)

165 Madison Avenue	Memphis	Tennessee	38103
(Address of Principal Executive Office)			(Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Adoption of Executive Change in Control Severance Plan

On January 26, 2021, the Board of Directors of First Horizon Corporation (“First Horizon”) adopted the Executive Change in Control Severance Plan (“CIC Plan”). The CIC Plan became active upon adoption. The CIC Plan applies only to participants, as described below. Currently, the CIC Plan has no participants.

Prior Executive CIC Program

For many years, First Horizon offered certain executive officers change in control severance agreements (“Legacy CIC Agreements”). Each Legacy CIC Agreement provided the executive with a significant cash severance benefit, and certain additional other benefits, if a defined change in control (“CIC”) event occurred and if the executive’s employment terminated within 36 months after the CIC event either (i) by First Horizon without “Cause” or disability, or (ii) by the executive with “Good Reason.” The amount of the cash severance benefit was equal to a multiple (the “CIC Multiple”) multiplied by the sum of the executive’s annual salary plus his or her “Bonus Amount.” The Bonus Amount was the average of three of the last five annual bonuses paid to the executive, excluding the highest and lowest of the five. Legacy CIC Agreements fell into two groups, known as “Tiers,” which differed only in CIC Multiple. Tier 1 Agreements had CIC Multiples of 3, and Tier 2 Agreements had CIC Multiples of 2. Older Legacy CIC Agreements required First Horizon to reimburse the executive for certain excise taxes (a “Tax Gross-up Feature”). Legacy CIC Agreements have had no Tax Gross-up Feature since 2008.

The Board has determined to discontinue the prior CIC program. Individual CIC agreements will no longer be offered to executives. Instead, executives selected by the Compensation Committee of the Board will be invited to participate in the new CIC Plan. Legacy CIC Agreements currently in place generally will remain in place, and effectively will be “grandfathered.” The prior CIC program will end over time, through attrition.

CIC Plan Overview

Like the executive CIC program, the new CIC Plan is designed to allow First Horizon to compete for executive talent during normal times, and to provide an incentive for the executive team and key other associates to remain with First Horizon, focused on corporate objectives, during the pursuit, closing, and transition periods that accompany CIC transactions. The CIC Plan provides benefits substantially similar to the post-2008 Legacy CIC Agreements of the prior CIC program, but in the form of a plan document rather than individual contracts.

The key benefit is a cash severance payment equal to a CIC Multiple multiplied by the sum of the participant’s annual salary plus his or her Bonus Amount. The CIC Plan offers three Tiers of participation, each with its own CIC Multiple: the Tier 1 Multiple is 2.5; Tier 2 is 2.0; and Tier 3 is 1.5.

Cash severance is payable if a CIC event occurs and the executive’s employment terminates within 24 months after the CIC event either (i) by First Horizon without Cause or disability or (ii) by the executive with Good Reason. Certain exceptions apply in unusual situations. For example: while retirement is not a Good Reason, termination by mandatory retirement (imposed by First Horizon) is termination by First Horizon without Cause; and, while termination by First Horizon without Cause before, but in anticipation of, a CIC event generally would satisfy the conditions for the cash benefit, termination by the associate (resignation), even with Good Reason, must occur after the CIC event unless First Horizon consents to early departure. Certain notices, documentation, and procedures are required if Cause or Good Reason are claimed.

Cash severance payments may be reduced to avoid a federal excise tax if the reduced (un-taxed) benefits are greater than the un-reduced (taxed) benefits. The CIC Plan has no Tax Gross-up Feature.

The CIC Plan provides for continued healthcare and life insurance benefits for an 18-month period as allowed by tax laws. Non-disparagement, cooperation, and non-solicitation covenants by each participant are incorporated into the CIC Plan. The CIC Plan does not guarantee employment for any term or period. First Horizon can terminate or adversely amend participation in the CIC Plan unilaterally with 24 months’ prior notice, subject to certain possible extensions.

A copy of the CIC Plan is filed with this Report as Exhibit 10.1.

Participation

Management and certain highly compensated non-management associates of First Horizon and its subsidiaries are eligible to participate. The Board’s Compensation Committee may select any eligible associate to be offered participation at a Tier chosen by the Committee. Selection is discretionary; no associate has any right to participate. An invited associate may accept or decline participation.

Key Definitions

The CIC Plan contains numerous defined terms; refer to Exhibit 10.1, Section 11. Three definitions are copied here for convenience:

“Change in Control” means the occurrence of any one of (and shall be deemed to have occurred on the date of the earliest to occur of) the following events:

(i)	individuals who, on January 26, 2021, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to that date, whose election or nomination for election was approved by a vote of at least three-fourths (3/4) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual elected or nominated as a director of the Company initially as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii)	any “Person” (for purposes of this definition only, as defined under Section 3(a)(9) of the Exchange Act as used in Section 13(d) or Section 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding Company Voting Securities; provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by an Associate stock ownership or Associate benefit plan or trust sponsored or maintained by the Company or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii) hereof);

(iii)	consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to the consummation of such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any Associate benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any
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Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”);

(iv)	consummation of a sale of all or substantially all of the Company’s assets; or

(v)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Computations required by paragraph (iii) shall be made on and as of the date of shareholder approval and shall be based on reasonable assumptions that will result in the lowest percentage obtainable. Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to have occurred solely because any Person acquires beneficial ownership of more than twenty percent (20%) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such Person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such Person, a Change in Control of the Company shall then occur.

“Cause” means:

(i)	a Participant’s conviction of, or plea of guilty or nolo contendere (or similar plea) to, (A) a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting, or extortion, (B) a felony charge, or (C) an equivalent charge to those in clauses (A) and (B) in jurisdictions which do not use those designations;

(ii)	a Participant’s engagement in any conduct which constitutes, or which results in, employment or service disqualification, disbarment, or prohibition under applicable law or regulations (including under banking, financial industry, or securities laws or regulations);

(iii)	a Participant’s knowing violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company or any of its Subsidiaries or affiliates is a member;

(iv)	a Participant’s substantial failure to perform his or her duties to the Company or its Subsidiaries;

(v)	a Participant’s knowing and substantial breach of any contract or agreement with the Company or its Subsidiaries;

(vi)	a Participant’s knowing violation of any policy of the Company or its Subsidiaries concerning hedging, trading, or confidential or proprietary information, or a Participant’s knowing and substantial violation of any other policy of the Company or of any of its Subsidiaries as in effect from time to time;

(vii)	a Participant’s knowing and substantial unauthorized use, taking, mis-appropriation, conversion, or disclosure of tangible or intangible property, including information, of the Company, any of its Subsidiaries, or of any Associate, director, customer, or client of the Company or any of its Subsidiaries;

(viii)	a Participant’s deliberate engagement in any act or deliberate making of any statement which substantially impairs, impugns, denigrates, disparages, or negatively reflects upon the name, reputation, or business interests of the Company or any of its Subsidiaries, or upon the name, reputation, or business interests of any Associate, director, customer, or client of the Company or any of its Subsidiaries; or

(ix)	a Participant’s deliberate engagement in any conduct substantially detrimental to the Company or its Subsidiaries.

The determination as to whether Cause has occurred in any given instance shall be made in the sole discretion of the Board or, if so directed by the Board, by the Committee. The Board or Committee, as the case may be, shall also have the authority in its sole discretion to waive the consequences under the Plan of the existence or occurrence of any of the events, acts, or omissions constituting Cause.

“Good Reason” means, with respect to any Participant, any of the following:

(i)	an adverse change in the Participant’s status, title or position with the Company as in effect immediately prior to the Change in Control, including, without limitation, any adverse change in the Participant’s status, title or position as a result of a diminution in the Participant’s duties or responsibilities, or the
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assignment to the Participant of any duties or responsibilities which are inconsistent with such status, title, or position as in effect immediately prior to the Change in Control, or any removal of the Participant from, or any failure to reappoint or reelect the Participant to, such position;

(ii)	a reduction by the Company in the Participant’s cash salary or target amount of annual cash incentive opportunity under Participant’s Bonus Plan (including any adverse change in the formula for such annual cash incentive) as in effect immediately prior to the Change in Control or as the same may be increased from time to time thereafter;

(iii)	the failure by the Company to provide the Participant with compensation plans that provide the Participant with substantially equivalent benefits in the aggregate to the compensation plans as in effect immediately prior to the Change in Control (at substantially equivalent cost to the Participant with respect to welfare benefit plans); and

(iv)	the Company’s requiring the Participant to be based at an office that is greater than 50 miles from where the Participant’s office is located immediately prior to the Change in Control;

provided, however, that: (a) an action taken in good faith and which is remedied by the Company within ten days after Company’s receipt of the objection notice thereof shall not constitute Good Reason; (b) no action or event shall constitute a Good Reason if the Participant has acknowledged to the Company in writing that a Good Reason will not arise from that action or event; and (c) no action or event shall constitute a Good Reason unless (1) the Participant has given an objection notice to the Company thereof not more than 30 days after the action first was taken or the event first occurred, and (2) the Participant has resigned not less than ten business days after the objection notice has been given to the Company and not more than 90 days after the action first was taken or the event first occurred.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
10.1	Executive Change in Control Severance Plan
104	Cover Page Interactive Data File, formatted in Inline XBRL

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Corporation
(Registrant)

Date: January 29, 2021	By: /s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary
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